SCHEDULE 14A (RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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/ /	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

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(Name of Registrant as Specified in its Charter)

TIMOTHY PLAN

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

NOT APPLICABLE

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

of the

TIMOTHY PLAN AGGRESSIVE GROWTH FUND

TIMOTHY PLAN LARGE/MID CAP GROWTH FUND

1055 Maitland Center Commons

Maitland, FL 32751

Toll Free 800-846-7526

The Timothy Plan (the “Trust”) is holding a special meeting of the shareholders of the Timothy Plan Aggressive Growth Fund and Timothy Plan Large/Mid Cap Growth Fund (the “Special Meeting”) on Monday, May 19, 2014 at 10:00 a.m., Eastern Time. The Special Meeting will be held at the offices of the Trust’s Administrator, Gemini Fund Services, Inc., located at 450 Wireless Blvd., Hauppauge, NY 11788.

The Trust is a Delaware business trust, registered with the Securities and Exchange Commission (“SEC”) and operating as an open-end management investment company. The Trust has authorized the division of its shares into various series (“funds”) and currently offers shares of thirteen funds to the public. The Trust further has authorized the division of its shares into various classes, each with different sales charges and/or ongoing fees. The Timothy Plan Aggressive Growth Fund and Timothy Plan Large/Mid Cap Growth Fund (each a “Fund” and together the “Funds”) offers Class A Shares, which are sold to the public with a front-end sales charge, Class C shares, which are sold with a contingent deferred sales charge of 1% for the first year and an ongoing distribution and servicing (12b-1) fee of 1.00%, and Class I shares, which do not have sales charges or ongoing 12b-1 fees, but are restricted as to purchasers.

The matters to be considered at the Special Meeting will be:

1.

Approval of new investment sub-advisory agreements with Chartwell Investment Partners, Inc. (formerly Chartwell Investment Partners, LP) (“Chartwell”) by each Fund’s shareholders. Chartwell currently manages each Fund’s investment portfolio, but on or about March 5, 2014, Chartwell underwent a change of control, which had the effect of terminating its existing sub-advisory agreement with each Fund. After full consideration, the Trust’s Board of Trustees decided to re-engage Chartwell to manage each Fund’s securities portfolio and to seek shareholder ratification of its decision.

2.	Such other business as may properly arise at the meeting.

You may vote at the Special Meeting if you are the record owner of shares of the Fund as of the close of business on March 31, 2014. If you attend the Special Meeting, you may vote your shares in person. If you expect to attend the Special Meeting, please call the Trust at 1-800-662-0201 to inform them.

Your vote on this proposal is very important. If you own Fund shares in more than one account of the Trust, you will receive a proxy statement and one proxy card for each of your accounts. You will need to fill out each proxy card in order to vote the shares you hold for each account.

Whether or not you plan to attend the Special Meeting, please fill in, date, sign and return your proxy card(s) in the enclosed postage paid envelope. You may also return your completed proxy card by faxing it to the Trust at 631-951-0573. PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

As always, we thank you for your confidence and support.

By Order of the Board of Trustees,

Arthur D. Ally

Chairman

April     , 2014

THE TIMOTHY PLAN

Special Meeting of the Shareholders of

the

Timothy Plan Aggressive Growth Fund

Timothy Plan Large/Mid Cap Growth Fund

1055 Maitland Center Commons

Maitland, FL   32751

Toll Free 800-846-7526

PROXY STATEMENT

Dated April     , 2014

SPECIAL MEETING OF SHAREHOLDERS

To be Held on May 19, 2014

Introduction

The Board of Trustees (the “Board”) of the Timothy Plan (the “Trust”) has voted to call a special meeting of all shareholders of the Timothy Plan Large/Mid Cap Growth Fund and the Timothy Plan Aggressive Growth Fund (each a “Fund” amd together the “Funds”), in order to seek shareholder approval of one proposal relating to each Fund. The Special Meeting will be held at the offices of Gemini Fund Services, Inc. (“Gemini”), located at 450 Wireless Blvd., Hauppauge, NY 11788, at 10:00 a.m., Eastern Time, on Monday, May 19, 2014. Gemini serves as Administrator to the Trust. If you expect to attend the Special Meeting in person, please call the Trust at 1-800-662-0201 to inform them of your intention. This proxy was first mailed to eligible shareholders on or about April     , 2014.

Items for Consideration

The matters to be considered at the Special Meeting will be:

1.	Approval of new investment sub-advisory agreements with Chartwell Investment Partners, Inc. (formerly Chartwell Investment Partners, LP) (“Chartwell”) by each Fund’s shareholders; and

2.	Such other business as may properly arise at the meeting.

Eligibility to Vote

If you were the record owner of any shares of the Fund as of the close of business on March 31, 2014 (the “Record Date”), then you are eligible to vote at the Special Meeting. As of the Record Date, the Large/Mid Cap Fund had a total of                      shares issued and outstanding, and the Aggressive Growth Fund, had a total of                      shares issued and outstanding. Each full share counts as one vote, and fractional shares count as fractional votes.

Voting by Proxy

The simplest and quickest way for you to vote is to complete, sign, date and return the enclosed proxy card(s) in the postage paid envelope provided. The Board urges you to fill out and return your proxy card(s) even if you plan to attend the Special Meeting. Returning your proxy card(s) will not affect your right to attend the Special Meeting and vote.

The Board has named                         James P. Ash, Esq. and Emile R. Molineaux, Esq. as proxies, and their names appear on your proxy card(s). By signing and returning your proxy card(s) to the Trust, you are appointing those persons to vote for you at the Special Meeting. If you fill in and return your proxy card(s) to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed on your proxy. If you sign and return your proxy card(s), but do not make specific choices, one of the appointed proxies will vote your shares in favor of all items relating to your proxy.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the Special Meeting other than the two Proposals discussed in this proxy statement.

If you appoint a proxy by signing and returning your proxy card(s), you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, or by notifying the Trust’s Secretary, in writing, that you have revoked your proxy prior to the Special Meeting. The Trust’s Secretary is Mr. Joseph Boatwright and he may be reached at the following address: 1055 Maitland Center Commons, Maitland, FL 32751.

Voting in Person

If you attend the Special Meeting and wish to vote in person, you will be given one ballot for each of your accounts when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Requirement of a Quorum

A quorum is the number of outstanding shares, as of the Record Date, that must be present in person or by proxy in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders. For this Special Meeting,                      (50% + 1) eligible shares of the Aggressive Growth Fund must be present, in person or by proxy, to constitute a quorum, and                      (50% + 1) eligible shares of the Large/mid Cap Growth Fund must be present, in person or by proxy, to constitute a quorum

Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares unless it has received voting instructions from you. If your broker does not vote your shares because it has not received instructions from you, those shares will be considered broker non-votes. Broker non-votes and abstentions count as present for purposes of establishing a quorum, and count as votes cast against the Proposals.

Required Votes to Approve the Proposals

The affirmative vote of a “majority” of the shares entitled to vote of each Fund, as of the Record Date, is required in order to approve each Proposal. For purposes of approving shareholder proposals, the Investment Company Act of 1940, as amended (the “1940 Act”) defines a “majority” of the outstanding voting securities of a fund as the lesser of (a) the vote of holders of at least 67% of the voting securities of the Fund present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b) the vote of holders of more than 50% of the outstanding voting securities of the Fund.

Broker non-votes will not count as votes cast and will have the effect of votes against the Proposals.

Adjournments

The appointed proxies may propose to adjourn the Special Meeting, either in order to solicit additional proxies or for other purposes. If there is a proposal to adjourn the Special Meeting, the affirmative vote of a majority of the shares present at the Special Meeting, in person or by proxy, is required to approve the adjournment.

Cost of The Shareholder Meeting And Proxy Solicitation

Chartwell is paying the costs of the Special Meeting. Certain of employees of Timothy Partners, Ltd, Investment Adviser and Principal Underwriter to the Fund (“TPL”), or their designees, may be conducting proxy solicitations. TPL will not be charging the Fund for any costs associated with such solicitations.

Who To Call With Questions

Please call the Trust at 1-800-846-7526 with any questions you may have relating to this proxy statement. Also, at your request, the Trust will send you a free copy of its most recent audited annual report, dated

September 30, 2013, and its most recent unaudited semi-annual report, dated March 31, 2013. Simply call the Trust to request a copy of the report of your choice, and it will be sent to you within three (3) business days of receipt of your request.

PROPOSAL # 1.	APPROVAL OF NEW SUB-INVESTMENT ADVISORY AGREEMENTS WITH CHARTWELL INVESTMENT PARTNERS, INC. (“CHARTWELL”) ON BEHALF OF THE TIMOTHY PLAN AGGRESSIVE GROWTH FUND AND THE TIMOTHY PLAN LARGE/MID CAP GROWTH FUND

Background

The Timothy Plan Aggressive Growth Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks without regard to market capitalizations. This Fund invests using a growth investing style. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other. The Fund invests its assets in the securities of a limited number of companies, which the Fund’s Investment Manager believes show a high probability for superior growth. Companies that meet or exceed specific criteria established by the Manager in the selection process are purchased. Securities are sold when they reach internally determined pricing targets or no longer qualify under the Manager’s investment criteria. The Fund currently offers Class A, Class C and Class I shares. The Fund commenced investment operations on October 29, 2009.

The Timothy Plan Large/Mid Cap Growth Fund seeks to achieve its investment objective by primarily investing at least 80% of the Fund’s total assets in larger U.S. stocks. Larger stocks refer to the common stock of companies whose total market capitalization is generally greater than $2 billion. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. This Fund invests using a growth investing style. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue, earnings, cash flow, or other similar criteria. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other. The Fund normally invests in a portfolio of securities which includes a broadly diversified number of common stocks that the Fund’s Investment Manager believes show a high probability of superior prospects for above average growth. The Fund’s Investment Manager chooses these securities using a “bottom up” approach of extensively analyzing the financial, management and overall economic conditions of each potential investment. Companies that meet or exceed specific criteria established by the Manager in the selection processare purchased. Securities are sold when they reach internally determined pricing targets or no longer qualify under the Manager’s investment criteria. The Fund currently offers Class A, Class C and Class I shares. The Fund commenced investment operations on October 29, 2009.

Timothy Partners, Ltd. (“TPL”), 1055 Maitland Center Commons, Maitland, FL 32751, serves as investment adviser to the Fund under a written investment advisory agreement approved by the Board and separately ratified by the Fund’s shareholders. The investment advisory agreement with TPL has been in effect since the Fund’s inception in October, 2009.

TPL is a Florida limited partnership organized on December 6, 1993 and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser. Mr. Arthur D. Ally is President of TPL and is responsible for the day-to-day activities of TPL. Covenant Funds, Inc., a Florida corporation (“CFI”), is the managing general partner of TPL. Mr. Ally also is President and 70% shareholder of CFI. Mr. Ally had over eighteen years experience in the investment industry prior to founding TPL, having worked for Prudential Bache, Shearson Lehman Brothers and Investment Management & Research. In addition to his positions as President of TPL and CFI, Mr. Ally also serves as President and Chairman of the Board of Trustees of the Trust. Mr. Ally does not receive any compensation for his services to the Trust as an officer or Trustee of the Trust, but he does receive compensation from TPL as a result of his ownership interest in TPL and service as an officer and director of TPL.

For its services to the Fund, TPL receives a fee, calculated daily and paid monthly, equal to an annual rate of 0.85% of the average daily net assets of the Aggressive Growth Fund, and 0.85% of the average daily net assets of the Large/Mid Cap Growth Fund.

The Investment Management Structure

Most of the Timothy Plan funds operate under a “manager of managers” structure. Under that structure, TPL serves as the investment adviser to each fund and is responsible for the overall management and supervision of each fund and its operations. However, the day-to-day selection of securities for a fund and the provision of a continuing and cohesive fund investment strategy is generally handled by one or more sub-advisers.

One of TPL’s principal responsibilities as investment adviser is to select and recommend suitable firms to offer day-to-day investment management services to the funds as sub-advisers. These sub-advisory firms are paid for their services to the particular fund by TPL out of the fees paid to TPL by the applicable fund.

Like other Timothy funds, the Agressive Growth Fund and the Large/Mid Cap Growth Fund engage sub-advisers to manage each Fund’s investment portfolio. Chartwell has been the sub-adviser to the Agressive Growth Fund since January, 2008, and the Large/Mid Cap Growth Fund since January, 2008.

In February, 2014, Chartwell informed TPL that on January 3, 2014, Chartwell Investment Partners, L.P. (“Chartwell LP”) had entered into a definitive agreement to join TriState Capital Holdings, Inc. (NASDAQ ticker symbol TSC, “TriState Capital”). Subject to the satisfaction of various conditions, Chartwell LP intended to sell substantially all of its assets and business to Chartwell Investment Partners, Inc. (“Chartwell Inc.”), a newly formed Pennsylvania corporation and wholly owned subsidiary of TriState Capital. The sale was expected to close during the first week of March 2014. Chartwell further informed TPL that the roster of employees, investment teams, address and phone number of Chartwell Inc. would be the same as Chartwell LP. Chartwell further informed TPL that, if the transaction did take place, it would have the effect of terminating the existing sub-advisory agreement between the Trust, TPL and Chartwell on behalf of the Funds. TPL informed the Boardof Chartwell’s status and informed them that it would begin to search for a new sub-adviser. TPL then engaged the firm of UBS PRIME Consultants to assist it in a search to find a new sub-adviser for the Fund. A thorough search and vetting process involving a number of candidates was undertaken, and after interviewing a number of potential replacements, TPL and UBS re-submitted Chartwell to the Board for its consideration.

At the Board’s quarterly meeting held on February 28, 2014, the Board was informed that Chartwell had concluded its transaction and that the current sub-advisory agreement would terminate onor about March 5, 2014, the closing date of the Chartwell transaction. The Board then formally considered the re-engagement of Chartwell, and after full consideration, approved the engagement. Chartwell currently serves as sub-adviser to each Fund under an interim sub-advisory agreement that will expire 150 days after its effective date, which is August 5, 2014. Under the interim agreement, Chartwell receives from TPL, out of the fees it receives from the Fund, the lesser of 40% of average daily net assets of the portion of the Fund allocated to them, or their actual expenses. Assuming that the Fund’s shareholders approve the re-engagement of Chartwell, the interim agreement will be replaced with a formal agreement which will have an initial term of approximately two years. The compensation to be paid to Chartwell if the formal agreement is approved will be paid to Chartwell from the fees received by TPL.

Information Relating to CoreCommodity Management, LLC

Pursuant to an Investment Sub-Advisory Agreement between TPL, the Trust and Chartwell Investment Partners, (“Chartwell”) dated January 1, 2008, Chartwell serves as Investment Manager to the Large/Mid Cap Growth Fund and the Aggressive Growth Fund. As Investment Manager, Chartwell provides advice and assistance to TPL in the selection of appropriate investments for the Large/Mid Cap Growth Fund and the Aggressive Growth Fund respectively, subject to the supervision and direction of the Funds’ Board of Trustees. As compensation for its services, Chartwell receives from TPL an annual fee at a rate equal to 0.42% of the first $10 million in assets of each Fund; 0.40% of the next $5 million in assets; 0.35% of the next $10 million in assets; and 0.25% of assets over $25 million. As of December 31, 2013, Chartwell managed approximately $7.5 billion in client assets.

The following members of Chartwell make up the portfolio management team for the Large/Mid Cap Growth Fund and Aggressive Growth Fund:

Mr. Edward N. Antoian, CPA, CFA, is a dual employee of Chartwell Investment Partners and Zeke Capital Advisors, LLC. He has been with Chartwell since its inception in 1997 and is currently a Managing Partner and Senior Portfolio Manager. He serves as Chief Investment Officer for Zeke Capital Advisors, LLC. Mr. Antoian earned a Bachelor of Science degree from the State University of New York, and an MBA from the University of Pennsylvania’s Wharton School. He is a Certified Public Accountant and holds the Chartered

Financial Analyst designation. In addition, he is the General Partner of Zeke, LP, a privately offered long-short equity hedge fund. From 1984 to 1997, Mr. Antoian was a Senior Portfolio Manager at Delaware Investment Advisers, managing institutional assets in small and mid-cap growth styles as well as the Trend and DelCap Funds. Prior to joining Delaware, Mr. Antoian was employed by E.F. Hutton in the institutional equity division. Mr. Antoian is a member of the CFA Institute and the CFA Society of Philadelphia. Mr. Antoian participates in the investment decision process during meetings in which the team determines the allocation of securities held in the portfolio. He has authority to direct trading activity on the Fund, and he is also responsible for representing the Fund to investors.

Mr. John A. Heffern is a Managing Partner and Senior Portfolio Manager. Mr. Heffern earned a Bachelor’s degree in Economics and an MBA in Finance from the University of North Carolina at Chapel Hill. From 1997 to 2005, he was a Senior Vice President and Senior Portfolio Manager with the Growth Investing Group at Delaware Investment Advisors. From 1994 to 1997, he was a Senior Vice President, Equity Research at NatWest Markets, responsible for specialty financial services equity research. Prior to NatWest, he was a Principal and Senior Regional Bank Analyst at Alex Brown & Sons. Mr. Heffern participates in the investment decision process during meetings in which the team determines the allocation of securities held in the portfolio. He has authority to direct trading activity on the Fund, and he is also responsible for representing the Fund to investors.

Mr. Peter M. Schofield, CFA, is a Senior Portfolio Manager. Mr. Schofield earned a bachelor’s degree in History from the University of Pennsylvania. He holds the Chartered Financial Analyst designation. From 2005 to 2010, he was Co-Chief Investment Officer at Knott Capital. From 1996 to 2005 he was a Portfolio Manager at Sovereign Asset Management. Prior to Sovereign Asset Management, he was a portfolio manager at Geewax, Terker & Company. Mr. Schofield is a member of the CFA Institute and the CFA Society of Philadelphia. Mr. Schofield serves as a Senior Portfolio Manager on Chartwell’s Large Cap Value Investing Team.

Each team member has a number of other Chartwell professionals supporting their efforts. The members of the Chartwell investment teams average in excess of 20 years’ experience in the investment field.

Additional Information about Chartwell

The information presented below (current as of December 31, 2013) is designed to provide additional information about Chartwell, the portfolio managers of Chartwell responsible for each Fund’s investments, and the means by which such persons are compensated for their services. Any accounts managed in a personal capacity appear under “Other Accounts” along with other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter-end for which account statements are available.

Portfolio Manager	Types, Asset Amounts and No. of Accounts Managed by Team Members						Types, Asset Amounts and No. of Accounts Managed by Team Members Where Compensation is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	No. of Accts	Total Assets (mil)	No. of Accts.	Total Assets (mil)	No. of Accts.	Total Assets (mil)	No. of Accts	Total Assets (mil)	No. of Accts.	Total Assets (mil)	No. of Accts.	Total Assets (mil)
Peter M. Schofield	2	$386.4	1.586		10	273.2	NA	NA	NA	NA	NA	NA
John A. Heffern	2	$2,666	1	$.718	15	$597.7	2	597.7	NA	NA	1	42
Edward N. Antonian	2	$2,666	2	$119	15	$597.7	2	597.7	1	2666	1	100

The portfolio manager’s total compensation consists of base salary and cash bonus. The Portfolio manager is eligible to receive bonuses, which may be significantly more than his base salary, upon attaining certain performance objectives based on measures of individual, group or department success. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

Compensation Structure

A portfolio manager’s and analyst’s base salary is determined by Chartwell’s Compensation Committee and is reviewed at least annually. A portfolio manager’s and analyst’s experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factor is a performance-based compensation schedule that is applied to all accounts managed by a portfolio manager within a particular investment product, and is not specific to any one account. The bonus is calibrated based on the gross composite performance of such accounts versus the appropriate benchmark and peer group rankings. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager’s contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.

Ownership distributions are paid to a portfolio manager and analyst based on the portfolio manager’s and analyst’s level and type of ownership interest(s). There are currently three types of equity: (1) straight limited partnership interests, (2) Class B share interests, and (3) phantom stock interests. In all cases, the annual ownership distributions are paid to employees based on their respective percentage equity interest(s) multiplied by total net cash distributions paid during the year.

Chartwell also provides a profit sharing and 401(k) plan for all employees. The annual profit sharing contribution and/or matching contribution from Chartwell is discretionary and based solely on the profitability of the firm.

As of December 31, 2013, none of the Portfolio Managers listed above held a beneficial interest in any Timothy Plan Funds.

(1) Edward N. Antoian also serves as Managing Member, Chief Investment Officer of Zeke Capital Advisors, LLC, an affiliate of Chartwell Investment Partners as further described in Chartwell’s Form ADV II.

Board Considerations

On February 28, 2014, the Fund’s Board of Trustees held a regular Quarterly meeting to consider, among its stated business, a new sub-investment adviser for the Funds, and after full deliberation, selected Chartwell to serve in that capacity.

During its deliberations, the Board reviewed the qualifications of Chartwell and heard a presentation by representatives of UBS PRIME Consultants and TPL relating to Chartwell. Mr. Ally next reported that he had traveled to Chartwell’s offices in Connecticut to conduct due diligence on the firm, to hear a formal presentation from the firm with respect to managing the Fund, and to assure himself that no material negative matters had transpired. Mr. Ally expressed confidence and praise for the firm and in the firm’s past service to the Fund. Mr. Ally then presented the results of his due diligence assessment, reporting that he had not found any matter that would disqualify or otherwise negatively impact his opinion of Chartwell as a sub-investment adviser for the Fund.

The Board then received written information relating to the experience, strengths, other clients and past investment performance of Chartwell and noted with approval the firm’s consistent investment performance on behalf of the Fund, its size and level of expertise, and quality of clientele. The Board noted with further approval that no officer or trustee of the Fund or Trust was affiliated with Chartwell, and that no compensation was to be paid to Chartwell other than advisory fees under the agreement. Further, the Board noted with approval that the proposed compensation to be paid to Chartwell was identical to the compensation currently paid, so there would be no increase in expenses to the Fund’s shareholders. The Board also reviewed the financial condition of Chartwell and questioned both TPL and UBS at length to assure themselves that Chartwell was financially capable of undertaking the responsibilities of serving the Fund. After reviewing the information and the report of TPL and UBS, the Board agreed that Chartwell had sufficient resources to adequately serve the Fund.

The Board then turned its attention to the terms of the proposed sub-advisory agreement. Under the terms of the proposed sub-advisory agreement with Chartwell, Chartwell would be responsible for providing day-to-day investment advice and choosing the securities in which the Fund invests relating to the Fund’s commodity allocation. Chartwell would report directly to TPL, and TPL would be responsible to report to the Board for any errors or omissions made by Chartwell. Chartwell would not be responsible for mistakes or errors of judgment in its management of the investments of the Fund unless those mistakes or errors of judgment resulted from gross negligence, willful misfeasance or intentional wrongdoing. The proposed sub-advisory agreement would have an initial term of just under two years, and could be renewed annually thereafter by affirmative vote of a majority of the Board of Trustees and a separate concurring majority vote of the Trust’s independent Trustees. The proposed sub-advisory agreement may be terminated by any party at any time, without penalty, upon sixty (60) days written notice. The proposed sub-advisory agreement would become effective immediately upon receipt of shareholder approval. A copy of the proposed sub-advisory agreement with Chartwell is included as Exhibit B to this proxy, which is incorporated by reference into this discussion as if fully set forth herein.

The Board then discussed the proposed fees payable to Chartwell for its services to the Fund. Since those fees would be paid to Chartwell by TPL out of the fees it received from the Fund, the Board sought TPL’s opinion concerning the reasonableness of the proposed fee structure. TPL reported to the Board that Chartwell was at least as competitive as the other candidates it had interviewed with respect to its proposed fees. TPL further reported that because Chartwell’s proposed fees were so reasonable, TPL would be able to maintain its current level of service to the Funds without the need to seek an overall fee increase.

Based on the Board’s review and UBS and TPL’s recommendation, the Board unanimously voted to approve Chartwell as sub-adviser to the Funds and to seek shareholder approval of their choice. The Board also unanimously approved an interim agreement under which Chartwell could continue to provide services to the Funds for a period of not more that 150 days, pending shareholder approval of the formal agreement. The Board undertook that action in order to assure that the Funds continued to have professional management.

Fees and Expenses

If Chartwell becomes the new sub-adviser to the Funds, TPL will pay Chartwell a fee at an annual rate equal to 0.40% of each Fund’s average daily assets up to $25 million, and 0.35% of average daily net assets over $25 million.

The fees described above shall be computed daily based upon the net asset value of each Fund as determined by a valuation made in accordance with the Trust’s procedures for calculating Fund net asset value as described in the Trust’s currently effective Prospectus and/or Statement of Additional Information.

The fees paid to Chartwell on behalf of each Fund under the sub-advisory agreements will be paid by TPL out of the fees received by TPL under its Investment Advisory Agreement with each Fund, so overall fees to each Fund’s shareholders will not change.

Financial Effect on the Fund

If Chartwell becomes the new Sub-Adviser to each Fund, the fees paid by shareholders of each Fund will remain exactly the same. Fund shareholders currently pay total investment advisory fees of 0.85% per annum of the average daily assets of the Fund to TPL. If Chartwell becomes the new Sub-Adviser to the Funds, TPL will pay to Chartwell, from the fee it receives from the Funds, the fees described in the paragraph above.

If the Fund’s shareholders do not approve this Proposal, the Trust will consider other alternatives.

Board Recommendation

The Fund’s Board of Trustees, including the independent Trustees, unanimously recommends that you vote “For” Proposal # 1.

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OTHER INFORMATION

UNDERWRITER

Timothy Partners, Ltd. (“TPL”) 1055 Maitland Center Commons, Maitland, FL 32751, in addition to serving as investment adviser to the Fund, also serves as principal underwriter to the Trust’s shares. TPL is a broker/dealer registered as such with the Securities and Exchange Commission and is a member in good standing of the Financial Industry Regulatory Administration (“FINRA”).

TPL is not directly compensated by the Trust for its distribution services. However, TPL generally retains dealer concessions on sales of Class A Fund shares as set forth in the Trust’s prospectus and may retain some or all of the fees paid by the Fund pursuant to 12b-1 Plans of Distribution. With respect to Class A shares, TPL may pay some or all of the dealer concession to selling brokers and dealers from time to time, at its discretion. A broker or dealer who receives more than 90% of a selling commission may be considered an “underwriter” under federal law. With respect to both Class A and Class C shares, TPL may pay some or all of the collected 12b-1 fees to selling brokers and dealers from time to time, at its discretion

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING

Gemini Fund Services, Inc., 450 Wireless Blvd., Hauppauge, NY 11788, provides administrative, transfer agent, and accounting services to the Fund pursuant to a written agreement with the Trust.

PROPOSALS OF SHAREHOLDERS

As a Delaware Business Trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Trust no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

FINANCIAL STATEMENTS

The financial statements for each Fund and the Trust are incorporated herein by reference to the Trust’s unaudited semi-annual financial report, dated March 31, 2014, and the Trust’s audited annual financial report, dated September 30, 2013.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

EXHIBIT A

TOTAL OUTSTANDING SHARES

OF THE AGGRESSIVE GROWTH FUND, BY CLASS AND TOTAL

As of MARCH 31, 2014

Class A	Class C	Class I	Total

TOTAL OUTSTANDING SHARES

OF THE LARGE/MID CAP GROWTH FUND, BY CLASS AND TOTAL

As of MARCH 31, 2014

Class A	Class C	Class I	Total

HOLDERS OF MORE THAN

5% OF THE AGGRESSIVE GROWTH FUND’S SHARES

As of MARCH 31, 2014

Name & Address of Shareholder	Share Class	No. of Shares	% of Share Class

HOLDERS OF MORE THAN

5% OF THE LARGE/MID CAP GROWTH FUND’S SHARES

As of MARCH 31, 2014

Name & Address of Shareholder	Share Class	No. of Shares	% of Share Class

Timothy Plan Officer/Director Ownership of Fund Shares

As of January 31, 2014

Aggregate Dollar Range of Equity Securities in all
	Dollar Range of Equity		Funds overseen by Director in the Timothy Plan
Name of Person	Securities each Fund		Family of Funds
Interested Trustees
Arthur D. Ally			$1	–	$10,000
	Aggressive Growth	$1 - $10,000
	Conservative Growth	$1 - $10,000
	Defensive Strategies	$1 - $10,000
	Emerging Markets	$1 - $10,000
	Fixed Income	$1 - $10,000
	Israel Common Values	$1 - $10,000
	Large/Mid Cap Growth	$1 - $10,000
	Large/Mid Cap Value	$1 - $10,000
	Small Cap Value	$1 - $10,000
	Strategic Growth	$1 - $10,000
Joseph E. Boatwright				Over	$100,000
	Conservative Growth	$50,001 - $100,000
	Fixed Income	$10,001 - $50,000
	Large/Mid Cap Value	$50,001 - $100,000
	Small Cap Value	$10,001 - $50,000
	Strategic Growth	$50,001 - $100,000
Mathew D. Staver				Over	$100,000
	Israel Common Values	$1 - $10,000
	Small Cap Value	Over $100,000
	Strategic Growth	$10,001 - $50,000

Independent Trustees
Kenneth Blackwell	None				None
Richard W. Copeland	None				None
Deborah Honeycutt	None				None
Bill Johnson			$10,001	–	$50,000
	Conservative Growth	$10,001 - $50,000
	Defensive Strategies	$1 - $10,000
	High Yield Bond	$1 - $10,000
John C. Mulder	None				None
Charles E. Nelson	None				None
Scott Preissler, Ph.D.	None				None
Alan M. Ross	None				None
Patrice Tsague			$10,001	–	$50,000
	International	$1 - $10,000
	Large/Mid Cap Value	$1 - $10,000
	Strategic Growth	$1 - $10,000

EXHIBIT B

Sub-Advisory Agreement

BALLOT

TIMOTHY PLAN AGGRESSIVE FUND SHAREHOLDERS ONLY!

Proposal # 1.	Approve the Sub-investment Advisory Agreement with Chartwell Investment Partners, Inc. for its services to the Fund.

For	Against	Abstain

/ /	/ /	/ /

TIMOTHY PLAN LARGE/MID CAP FUND SHAREHOLDERS ONLY!

Proposal # 1.	Approve the Sub-investment Advisory Agreement with Chartwell Investment Partners, Inc. for its services to the Fund.

For	Against	Abstain

/ /	/ /	/ /

Signature(s)

All registered owners of account shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.

X
- --------------------------------------------------------------------------------------------------------------------------
Signature Date

X
- --------------------------------------------------------------------------------------------------------------------------
Signature Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark -- For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxy cards for your other accounts with the Trust. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint James P. Ash, Esq. and Emile R. Molineaux, Esq., and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held May 19, 2014, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting.

Your shares will be voted in accordance with your designations on this proxy. If no specification is made herein, all shares will be voted “FOR” the proposals set forth on this proxy. The proxy is solicited by the Board of Trustees of the Trust which recommends a vote “FOR” each Proposal.